SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. ___)

___XX__ Filed by the Registrant
_______ Filed by a party other than the Registrant

Check the appropriate box:

___XX___ Preliminary Proxy Statement
________ Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e) (2))
________ Definitive Proxy Statement
________ Definitive Additional Materials
________ Soliciting Material Pursuant to 240.14a-12


                     Principal Variable Contracts Fund, Inc.

                (Name of Registrant as Specified In Its Charter)

     Name Of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X  No fee required

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

     Fee paid previously with preliminary materials.

Principal
Financial
Group


September  20, 1999

Dear Contract Owner,

The contributions to your variable life policy or variable annuity contract are allocated to divisions of Principal Life Insurance Company Separate Accounts. Certain of these divisions then invest in shares of Accounts of the Principal Variable Contracts Fund, Inc. The Fund will hold a shareholder meeting on November 2, 1999 at the Home Office of Principal Life.

Principal Life is the only shareholder of the Fund and owns shares of the Fund for both its general and its separate accounts. However, you have the right to instruct the Company as to how the shares that represent your contract value are to be voted. Principal Life will vote, in accordance with your instructions, the number of Account shares which represents that portion of your contract value invested in each of the Accounts as of August 27, 1999.

We are asking you to provide us with voting instructions on important issues affecting the Accounts in which you have a voting interest. The proposed changes will give the Accounts additional flexibility needed in today's competitive market. The Board of Directors of the Fund unanimously believes that these changes are in the best interest of the Accounts. On the following pages you will find a brief overview of these changes, the Notice of Meeting and complete Proxy Statement. The Proxy Statement explains the issues which are to be voted on at the shareholder meeting.

It is important that you take the time to read the Proxy Statement and complete and mail the Voting Instruction Form(s) as soon as you can. If you have investments in more than one Account, you will receive multiple Voting Instruction Forms.

Thank you for responding to these important matters.

Sincerely,

/s/David J. Drury

David J. Drury
Chairman and CEO






                                    OVERVIEW


For your convenience, we are providing a brief overview of the proposals to be voted upon at the November 2, 1999 shareholder meeting. Please note that not all issues apply to each Account. This overview should be read in conjunction with the complete proxy statement.

 1. I'm a small investor. Will my voting instructions make a difference?

    Whether you are a large or small investor, your instructions are needed to ensure that Principal Life represents your wishes when it casts votes at the shareholder meeting. We encourage you to participate in this very important voting process.

 2. How do I provide my instructions?

     Complete the enclosed voting instruction form and return it in the enclosed postage paid envelope.

 3. What are the issues being proposed at the shareholder meeting?

    From time to time your board seeks shareholder approval of certain issues by means of a proxy solicitation. This year, because of the death of one of the members of your board of directors, the board is asking shareholders to elect a replacement as well as re-elect the remaining board members. In addition, the Board is asking shareholders to approve modifications of the management agreement. Several other issues of administrative nature are on the ballot for certain of the Accounts. All issues are discussed in detail in the following pages.

 4. What are the administrative issues that are on the ballot?

    The board is asking shareholders to ratify the selection of Ernst & Young LLP as independent auditors. Your board is asking shareholders of the Balanced, Bond, Capital Value, High Yield, MidCap and Money Market Accounts to approve certain changes to investment restrictions that bring these Accounts in line with similar practices of the other Accounts, and the industry generally. An issue for all Accounts is to more clearly establish Principal Management Corporation's responsibility for investment management in situations where a sub-advisory relationship has been established.

 5. Why is a modification of the investment management fee being proposed for the Capital Value, Growth and International Accounts?

     The predecessor to the Capital Value Account was organized in 1969, and to the Growth and International Accounts in 1994. Since their organization, these Accounts (and their predecessors) have paid the same investment management fee even though costs attributable to the investment management function have increased significantly. The fee modification, as proposed, is designed to partially offset the impact of increased costs.

 6. How will the investment management fee be modified?

    The actual amount paid by an Account for investment management is determined by applying an annual percentage rate against specific levels of assets in the Accounts. The annual percentage rate decreases as assets in the Account increase. As explained in detail in the following pages, the proposal includes an increase in the annual percentage rate and a broadening of the asset base against which it is applied. As an example, on a $10,000 account, at current asset levels of the Accounts for which a modification is proposed, the annual fee increase would be between $12 and $16, depending on which Account you own.

 7. How will shareholders benefit from a modification in the investment management fee?

    Through the proposed modification, Principal Management Corporation will be in a stronger position to compete for experienced, top-notch investment analysts, portfolio managers and other professional staff so as to deliver competitive investment returns to shareholders. Further, a strengthened financial position will make the advisor more able to develop new products and services that can benefit current and future shareholders.

 8. How do the Accounts compare with similar funds as to investment management fees and total operating expenses? Will a fee modification alter this positioning?

    Investment management fees for the Accounts for which a modification is proposed are lower than the average fees of specific comparison universes developed by an independent consultant in connection with the board of directors' consideration of the fee modification proposal.

 9. What steps did the board of directors follow in considering the fee proposal?

    The Fund board appointed a committee of independent directors to consider the proposal and prepare a recommendation. For professional assistance, the independent directors engaged the services of a private consultant. Among the issues considered by the independent directors were investment performance relative to comparable portfolios, fees charged by advisors of similar funds for comparable services and the expense ratios of those funds, the profitability of Principal Management Corporation's relationship with the Accounts, the reasonableness of expecting Principal Management to continue its investment advisory relationship indefinitely under the current arrangement, and other factors relating to the nature, quality and extent of the services provided by Principal Management. At the conclusion of these deliberations, the independent directors were unanimous in endorsing the fee modification proposal and recommending its adoption by shareholders.

10. Does the board of directors have recommendations with regard to the modification of the management agreement and other ballot issues?

    After careful consideration of each issue, the board members of the Fund unanimously recommend a "Yes" vote on all proposals.





                     Principal Variable Contracts Fund, Inc.

     Aggressive Growth Account              MicroCap Account
     Asset Allocation Account               MidCap Account
     Balanced Account                       MidCap Growth Account
     Blue Chip Account                      MidCap Value Account
     Bond Account                           Money Market Account
     Capital Value Account                  Real Estate Account
     Government Securities Account          SmallCap Account
     Growth Account                         SmallCap Growth Account
     High Yield Account                     SmallCap Value Account
     International Account                  Stock Index 500 Account
     International SmallCap Account         Utilities Account
     LargeCap Growth

                    Notice of Special Meeting of Shareholders

To the Shareholders:

A meeting of Shareholders of each of the Accounts will be held at 680 8th Street, Des Moines, Iowa 50392-0200 on November 2, 1999, at 10:00 a.m. C.S.T. The meetings will be held simultaneously. The meetings are being held to consider and vote on the following matters as well as any other issues that properly come before the meeting and any adjournments:

     1.  Election of Board of Directors (all Accounts)

     2. Ratification of selection of Ernst & Young LLP as the independent auditors (all Accounts)

     3. Amendment to Management Agreement to:

         3A.  Clarify changes to delegation provision (all Accounts)

         3B. Modify management fee schedule (only applies to Capital Value, Growth and International Accounts)

     4. Approval of changes to fundamental investment restrictions regarding:

        4A.  Options and Financial Futures (only applies to Capital Value
             Account)

        4B.  Short Sales (only applies to Capital Value Account)

        4C. Lending of Portfolio Securities (only applies to Capital Value and Money Market Accounts)

        4D. Diversification (only applies to Balanced, Bond, Capital Value, High Yield and MidCap Accounts)

     5. Approval of a proposal to permit the Manager to select and contract with sub-advisers for certain Accounts after approval by the Board of Directors but without obtaining shareholder approval (only applies to Aggressive Growth, Asset Allocation, LargeCap Growth, MicroCap, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts)

The close of business on August 27, 1999 is the record date for the meeting and any adjournments. Shareholders as of that date are entitled to notice of and to vote at the meeting.

Your vote is important. No matter how many shares you own, please vote. If you own shares in more than one Account, you need to return all of the Proxy ballots. To save your Fund from incurring the cost of additional solicitations, please review the materials and vote today.

For the Board of Directors
A.S. Filean
Vice President and Secretary

Dated: September 20, 1999




   Special meeting of shareholders of Principal Variable Contracts Fund, Inc.:

                            Aggressive Growth Account
                            Asset Allocation Account
                                Balanced Account
                                Blue Chip Account
                                  Bond Account
                              Capital Value Account
                          Government Securities Account
                                 Growth Account
                               High Yield Account
                              International Account
                         International SmallCap Account
                             LargeCap Growth Account
                                MicroCap Account
                                 MidCap Account
                              MidCap Growth Account
                              MidCap Value Account
                              Money Market Account
                               Real Estate Account
                                SmallCap Account
                             SmallCap Growth Account
                             SmallCap Value Account
                             Stock Index 500 Account
                                Utilities Account


                                 PROXY STATEMENT

     The Principal Variable Contracts Fund, Inc. (the "Fund," or "we"), will hold a shareholder meeting on November 2, 1999, at 10:00 a.m. C.S.T. at 680 8th Street, Des Moines, Iowa 50392-0200. At the meeting, shareholders will vote on the proposals described below.

     We expect to begin sending the Proxy Statement and form of proxy ballot to shareholders on or around September 20, 1999.

     The sponsor of the Fund is Principal Life Insurance Company ("Principal Life"), the investment adviser is Principal Management Corporation (the "Manager") and the principal underwriter is Princor Financial Services Corporation ("Princor"). Principal Life, an insurance company organized in 1879 under the laws of the state of Iowa, the Manager and Princor are indirect, wholly-owned subsidiaries of Principal Mutual Holding Company. Their address is the Principal Financial Group, Des Moines, Iowa 50392-0200.

                              SUMMARY OF PROPOSALS


The Accounts whose
  Proposal                                                   Shareholders will
   Number                  Proposal                        Vote on the Proposal


     1     Election of Board of Directors.             All Accounts

     2     Ratification of the selection of            All Accounts
           Ernst &Young LLP as the independent
           auditors.

     3     Amendment of Management Agreement to:

           A. Clarify changes to delegation provision  All Accounts

           B. Modify management fee schedule           Capital Value, Growth
                                                       and International
                                                       Accounts

     4     Approval of changes to fundamental
           investment restrictions regarding:

           A. Options and Financial Futures            Capital Value Account
           B. Short sales                              Capital Value Account
           C. Lending of portfolio securities          Capital Value and Money
                                                       Market Accounts

           D. Diversification                          Balanced, Bond, Capital
                                                       Value, High Yield and
                                                       MidCap Accounts

     5     Approval of a proposal to permit the        Aggressive Growth, Asset
           Manager to select and contract with         Allocation, LargeCap
           subadvisers for certain Accounts after      Growth, MicroCap,
           approval by the Board of Directors but      MidCap Growth, MidCap
           without obtaining shareholder approval.     Value, SmallCap Growth
                                                       and SmallCap Value
                                                       Accounts

                               VOTING INFORMATION


     Voting procedures. We are furnishing this Proxy Statement to you in connection with the solicitation on behalf of the Board of Directors of the Fund (the "Board") of proxies to be used at the meeting of the Fund. The Board is asking permission to vote for you. If you complete and return the enclosed proxy ballot, the persons named on the ballot as proxies will vote your shares as you indicate on the proxy ballot or for approval of each matter for which there is no indication. If you change your mind after you send in the ballot, you may change or revoke your vote by writing to the Principal Mutual Funds at the Principal Financial Group, Des Moines, Iowa 50392-0200.

     Please vote your shares by mailing the enclosed ballot and returning it in the enclosed postage paid envelope.

     Voting rights. Only shareholders of record at the close of business on August 27, 1999 (the "Record Date") are entitled to vote. The shareholders of each of the Accounts of the Fund will vote together on each proposal that we intend to submit to the shareholders of that Account. You are entitled to one vote on each proposal submitted to the shareholders of an Account for each share of the Account which you hold. Certain of the proposals require for approval the vote of a "majority of the outstanding voting securities," which is a term defined in the Investment Company Act of 1940 (the "1940 Act") to mean the affirmative vote of the lesser of (1) 67% or more of the voting securities of an Account present at the meeting of that Account, if the holders of more than 50% of the outstanding voting securities of the Account are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Account.

     Principal Life owns and will vote all outstanding Fund shares. It will vote the shares allocated to each of its separate accounts registered under the 1940 Act, and attributable to variable annuity contracts and variable life insurance policies, in accordance with instructions received from contractholders, policy holders, participants or annuitants. It will vote the shares allocated to those accounts for which it does not receive instructions and the shares allocated to its general account in proportion to the instructions received. Principal Life may use this proxy statement in soliciting voting instructions.

     Quorum requirements. A quorum must be present at the meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of each of the Accounts outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Account. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve certain of the proposals may be determined with reference to a percentage of votes present at the meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

     Solicitation procedures. We intend to solicit proxies primarily by mail. Officers or employees of the Fund, the Manager or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services.

     Expenses of the meetings. Except as noted below, each Account will pay the expenses of its meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies. To avoid the cost of further solicitation, it is important for you to vote promptly. The Manager has agreed to pay one-half of the costs incurred by the Capital Value, Growth and International Accounts in connection with their meetings.

     Shareholder proposals. If you would like to include a proposal on the agenda at a shareholder meeting, you should send the proposal to the Principal Mutual Funds at the Principal Financial Group, Des Moines, Iowa 50392-0200. To consider your proposal for presentation at a shareholder's meeting, we must receive it a reasonable time before we begin a solicitation for that meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.

     Fund reports. You may obtain a copy of the Fund's most recent annual and semiannual reports without charge. Send your request to the Principal Mutual Funds at the Principal Financial Group, Des Moines, Iowa 50392-0200 or call 1-800-247-4123.



                                   PROPOSAL 1


                       ELECTION OF THE BOARD OF DIRECTORS

                                 (All Accounts)

     The Board has set the number of Directors at eight. Each Director will serve until the next meeting of shareholders or until a successor is elected and qualified. Unless you do not authorize it, your proxy will be voted in favor of the eight nominees listed below.

     The affirmative vote of the holders of a plurality of the shares voted at the meeting of the Fund is required for the election of a Director of the Fund.

     Each nominee has agreed to be named in this proxy statement and to serve if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Director. However, if that should occur before the meeting, your proxy will be voted for the individuals recommended by the Board to fill the vacancies.

     The Fund has an Audit and Nominating Committee. Its members are identified below. The committee reviews activities of each Account of the Fund and reports filed with the Securities and Exchange Commission ("SEC") and then takes appropriate action. It meets with the independent auditors to discuss results of the audits and reports to the full Board of the Fund. The committee also nominates candidates when necessary to fill Board vacancies of directors who are not "interested persons" (as defined in the 1940 Act).

     During the last fiscal year of the Fund, the Board held four meetings and its Audit and Nominating Committee held one meeting. The Directors of the Fund attended 100% of the meetings of the Board and of the committees of which they are members.

     All Directors hold similar positions with 18 funds sponsored by Principal Life. If elected, William C. Kimball will also hold similar positions with 18 funds sponsored by Principal Life. Directors Davis, Eucher, Ferguson, Griswell and Lukavsky also serve on the Board of one other mutual fund sponsored by Principal Life.

Nominees for Director
 Name/Age/Position                                                      Director
 with the Fund                    Principal Occupation                     Since


*   John E. Aschenbrenner    Senior Vice-President, Principal Life         1998
    (50) Director            Insurance Company, since 1996.

@   James D. Davis           Attorney. Vice-President, Deere and           1974
    (65) Director            Company, Retired.

*&  Ralph C. Eucher          Vice President, Principal Life                1999
    (47) Director and        Insurance Company, since 1999.
    President                Director and President, Principal
                             Management Corporation and Princor
                             Financial Services Corporation.


@   Pamela A. Ferguson       Professor of Mathematics, Grinnell            1993
    (56) Director            College, since 1998. Prior thereto,
                             President, Grinnell College.

    Richard W. Gilbert       President, Gilbert Communications, Inc.,      1985
    (59) Director            since 1993. Prior thereto, President and
                             Publisher, Pioneer Press.


*&  J. Barry Griswell        President, Principal Life Insurance           1995
    (50) Director and        Company, since 1998; Executive Vice-
    Chairman of the Board    President, 1996-1998; Senior Vice-
                             President, 1991-1996. Director and
                             Chairman of the Board, Principal
                             Management Corporation and Princor
                             Financial Services Corporation.

    William C. Kimball       Chairman and CEO, Medicap Pharmacies,
    (51) Nominee             Inc. since 1998; President and CEO,
                             1983-1998.


&   Barbara A. Lukavsky      President and CEO, Barbican Enterprises,      1987
    (59) Director            Inc., since 1997; President and CEO,
                             Lu San ELITE USA, L.C., 1985-1998.



* Considered to be "Interested Persons" as defined in the 1940 Act because of current affiliation with the Manager or Principal Life.

@    Member of Audit and Nominating Committee

& Member of Executive Committee (which is selected by the Board and which may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.)

     The following table provides information regarding the compensation received by the Directors from the Fund and from the Fund Complex during the fiscal year ended December 31, 1998. On that date, there were 20 funds in the Fund Complex. The Fund does not provide retirement benefits to any of the directors.


              Director                the Fund                  Fund Complex


James D. Davis                         $24,225                      $53,375
Pamela A. Ferguson                     $22,800                      $46,250
Richard W. Gilbert                     $24,225                      $51,525
Barbara A. Lukavsky                    $24,225                      $50,675


                                   PROPOSAL 2


                 RATIFICATION OF SELECTION OF ERNST & YOUNG LLP
                             AS INDEPENDENT AUDITORS

                                 (All Accounts)

     The Board has selected Ernst & Young LLP as the independent auditors for the Fund. The members of the Board, including those who are not interested persons, made the selection unanimously and are asking shareholders to ratify the selection at the meeting.

     Ernst & Young LLP has been the auditor of the Fund since the Fund was organized. It also serves as auditor for the Manager and other members of the Principal Financial Group. The audit services Ernst & Young LLP provides to the Fund include examination of the annual financial statements and review of the filings with the SEC. Ernst & Young LLP has no financial interest in the Fund. We do not expect any representative of Ernst & Young LLP to be at the shareholder meeting.

     The vote required for ratification by the Fund is the affirmative vote of the majority of the votes cast.

                 The Board of Directors recommends that you vote
                            to approve the proposal.



                                   PROPOSAL 3


                        AMENDMENT OF MANAGEMENT AGREEMENT

     The Fund has entered into a Management Agreement with the Manager. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life. The Manager and Principal Life are wholly-owned subsidiaries of Principal Financial Services, Inc., which is a wholly-owned subsidiary of Principal Financial Group, Inc., which is a wholly-owned subsidiary of Principal Mutual Holding Company. The address of each of the parents of the Manager is the Principal Financial Group, Des Moines, Iowa 50392-0200.

     At a meeting held on June 14, 1999, the Board approved amendments to the Fund's Management Agreement that would have the effect of clarifying changes to the delegation provision of the Management Agreement. The Board also approved a modification of the management fee schedule for the Capital Value, Growth and International Accounts. If the shareholders of those Accounts approve the proposed amendments, the amended Management Agreement for the Fund will become effective on January 1, 2000.

                 PROPOSAL 3A - CLARIFYING CHANGES TO DELEGATION
                        PROVISION OF MANAGEMENT AGREEMENT

                                 (All Accounts)

     Section 3 of the Management Agreement of the Fund provides that the Manager "in assuming responsibility for the various services as set forth in [the] . . . Agreement reserves the right to enter into agreements with others for the performance of certain duties and services or to delegate the performance of some or all of such duties and services to Principal . . . Life Insurance Company, or an affiliate thereof." The Manager has delegated responsibilities to Invista Capital Management LLC ("Invista"), an affiliate of the Manager, and other subadvisers in reliance on this provision.

     The Manager and the Board of Directors believe that the Manager's delegation of investment management and other responsibilities pursuant to this paragraph does not relieve it of a duty to review and monitor the performance of the persons with whom it contracts to the extent provided in the agreements with such persons or as determined by the Board of Directors of the Fund. In order to clarify the understanding of the parties to the Management Agreement in this regard, the Board of Directors has approved an amendment to the Management Agreement that would replace the period at the end of Section 3, as set forth above, with a semi-colon and add the following:

     "provided, however, that entry into any such agreements shall not relieve the Manager of its duty to review and monitor the performance of such persons to the extent provided in the agreements with such persons or as determined from time to time by the Board of Directors."

     The vote required to approve the change for each the Accounts is a majority of the outstanding voting securities of that Account (as defined in the 1940
Act).

                 The Board of Directors recommends that you vote
                            to approve the proposal.

           PROPOSAL 3B - APPROVAL OF MODIFIED MANAGEMENT FEE SCHEDULE

               (Capital Value, Growth and International Accounts)

     At a meeting held on June 14, 1999, the Board of Directors, including all the Directors who are not "interested persons" of the Fund (the "Independent Directors"), unanimously approved a modified management fee schedule for certain of the Accounts of the Fund.

     The Manager proposed a modified management fee schedule for each of the Accounts because it believed that the management fee schedule currently applicable to the Accounts did not accurately reflect the complexity and related costs of managing the Accounts, including those required to maintain qualified personnel and sophisticated information systems and other technology, and thus did not reflect a level of compensation that was fair and reasonable.

     The Independent Directors considered the proposal at meetings held over the course of several months before it was formally presented to the Board. They were assisted in their consideration by an independent consultant retained to advise them. The directors, including the Independent Directors, requested and were provided substantial information to assist them in their evaluation of the proposal, including studies prepared by Lipper, Inc., an independent statistical service, at the direction of the consultant. The Lipper data showed that the current investment management fee ratios of the Accounts are lower than the average and median investment management fee ratios of a group of mutual funds identified by the consultant as the Accounts' comparison group. The Lipper data also showed that the same is true for each Account's total operating expense ratio.

     After consideration of all of the data and information provided to them and after meeting separately to evaluate the new management fee schedule proposed by the Manager, the Independent Directors unanimously approved and recommended to the Board of Directors, and the Board approved, the modified management fee schedule set forth below. In making their decisions, the Independent Directors and the Board considered among other factors:

     o their favorable experience in overseeing, on an ongoing basis, the nature, quality and extent of the Manager's investment management services to each Account;

     o the necessity of the Manager maintaining and enhancing its ability to retain and attract capable personnel to serve each Account;

     o current and developing conditions in the financial services industry, including the presence of large and highly capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies;

     o the complexity of research and investment activities in the securities market;

     o the investment record of the Manager in managing each Account and other similar investment companies for which it acts as investment adviser;

     o the Manager's level of overall profitability in connection with its activities on behalf of each Account;

     o the effect of the proposed investment advisory fee increase on the expense ratio of each Account;

     o    possible economies of scale;

     o data as to investment performance, advisory fees and expense ratios of other investment companies not advised by the Manager but believed to be generally comparable to each Account;

     o other benefits to the Manager from serving as investment adviser to each Account, as well as benefits to its affiliates serving as principal underwriter of the Accounts or providing other services to the Account and its shareholders; and

     o the desirability of appropriate incentives to assure that the Manager will continue to furnish high quality services to each Account.


     Based upon all of the above factors, the Independent Directors, after several meetings with representatives of the Manager and after meeting privately with the independent consultant, determined that the new management fee proposed by the Manager was fair and reasonable and that its adoption would help ensure each Account continues to receive the current levels of excellent service and retains qualified investment personnel.


     The following table sets forth the current management fee schedule for each of the three Accounts:

                                            Net Asset Value of Account

                                                   (in millions)

                                      First    Next     Next    Next     Over
               Account                $100     $100     $100    $100     $400

Capital Value and Growth              .50%     .45%     .40%    .35%     .30%
International                         .75%     .70%     .65%    .60%     .55%

     The following table sets forth the modified fee schedule that will apply to each of the three Accounts if the proposal is approved:

                                            Net Asset Value of Account

                                                   (in millions)

                                      First    Next     Next    Next     Over
               Account                $250     $250     $250    $250    $1,000

Capital Value and Growth              .60%     .55%     .50%    .45%     .40%
International                         .85%     .80%     .75%    .70%     .65%

     The following table shows:


     o the effective rate of management fee that each Account is currently obligated to pay the Manager under the existing Management Agreement;
     o the effective rate of management fee that would currently be payable by each Account if the amended Management Agreement were in effect;
     o the amount of the management fee that each Account paid during the fiscal year ended December 31, 1998; and
     o the amount of, and percentage increase in, the management fee that would have resulted if the amended Management Agreement had been in effect for that year.


              Current Effective Rate of  For Fiscal Year Ended December 31, 1998
                Management Fee Under         Amount of Management Fee Under

                  Existing       Amended      Existing      Amended
                 Management    Management    Management   Management
  Account         Agreement     Agreement     Agreement    Agreement    Increase



Capital Value      0.43%          0.59%      $1,480,275   $1,982,991      34%
Growth             0.47           0.60          989,512    1,268,388      28
International      0.73           0.85        1,045,627    1,213,126      16


     Appendix A contains information relating to management fees and other important information relating to the Management Agreement and the Manager.



     The following tables show the actual operating expenses incurred by each of the indicated Accounts as of December 31, 1998 and what those expenses would have been if the amended Management Agreement had been in effect. The accompanying examples illustrate the expenses on an investment in each Account under the management fee schedules in the existing and the amended Management Agreements, assuming 1) an investment of $10,000, 2) a 5% annual return and 3) expenses the same as the most recent fiscal year expenses. The tables do not reflect separate account expenses including sales load.

     The examples assume reinvestment of all dividends and distributions. The examples should not be considered a representation of future expenses or annual return; actual expenses or annual returns may be greater or less than those shown. The purpose of these tables is to assist you in understanding the expenses an investor in each of the Accounts will bear.

Capital Value                           Actual                Pro Forma

Account Operating Expenses

 Management Fees                         0.43%                   0.59%
 Other Expenses                          0.01                    0.01

       Total                             0.44%                   0.60%

Examples

 If you redeem your shares at the end of:
       1 Year                             $  45                 $  61
       3 Year                               141                   192
       5 Years                              246                   335
       10 Years                             555                   750


Growth                                  Actual                Pro Forma

Account Operating Expenses

 Management Fees                         0.47%                   0.60%
 Other Expenses                          0.01                    0.01

       Total                             0.48%                   0.61%

Examples

 If you redeem your shares at the end of:
       1 Year                             $  49                 $  62
       3 Years                              154                   195
       5 Years                              269                   340
       10 Years                             604                   762

International                           Actual                Pro Forma

Account Operating Expenses

 Management Fees                         0.73%                   0.85%
 Other Expenses                          0.04                    0.04

       Total                             0.77%                   0.89%

Examples

 If you redeem your shares at the end of:
       1 Year                             $  79              $     91
       3 Years                              246                   284
       5 Years                              428                   493
       10 Years                             954                 1,096


     The vote required to approve the modification of the management agreement schedule for each of the four Accounts is a majority of the outstanding voting securities of that Account (as defined in the 1940 Act).

                 The Board of Directors recommends that you vote
                            to approve the proposal.

                                   PROPOSAL 4


                 APPROVAL OF CHANGES TO INVESTMENT RESTRICTIONS

     Certain investment restrictions of the Accounts are matters of fundamental policy and may not be changed without shareholder approval. The Manager has recommended to the Board that certain fundamental restrictions be amended to update them to current industry practices and conform them to the investment restrictions applicable to many of the other Accounts. Making common investment policies of the Accounts consistent with one another contributes to the efficient administration of the Accounts. The Board believes that the proposed amendments will generally increase investment management opportunities and provide the Accounts and the Manager with greater flexibility in responding to regulatory and/or market developments.


                   PROPOSAL 4A - OPTIONS AND FINANCIAL FUTURES

                             (Capital Value Account)

     All of the growth-oriented Accounts, other than the Capital Value Account, may engage in certain investment techniques to attempt to hedge the value of portfolio securities, to attempt to hedge the portfolio's market and interest rate risks, and, in certain cases, to attempt to enhance portfolio income. These investment techniques are: (i) the purchase and sale of options on securities and securities indices; (ii) the entry into futures contracts on financial instruments and indices; and (iii) the purchase and sale of options on such futures contracts.

     The Capital Value Account may not engage in these techniques. The futures contracts and options on futures contracts used in these techniques are commodities contracts, and the Account has a fundamental investment restriction which provides it will not "engage in the purchase and sale of commodities or commodity contracts." The Account also has a fundamental restriction which provides that "the Account will not issue or acquire put and call options."

     The Manager has recommended, and the Board of Directors of the Fund has determined, that the investment techniques set forth above should also be made available to the Account so that it would have the same investment flexibility as the other growth-oriented Accounts. Accordingly, the Board proposes that the
Account:

     o delete the two investment restrictions quoted in the preceding paragraph;

     o add in lieu of the first of those restrictions a fundamental restriction which provides that the Account may not "Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts";

     o add to the Account's fundamental restriction that prohibits the purchase of securities on margin the following clarifying statement:
          "The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin";

     o add to the Account's fundamental investment restriction that it "may not pledge, mortgage, or hypothecate its assets (at value) at an extent greater than 15% of the gross assets taken at cost" the following clarifying statement: "The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances"; and

     o add two non-fundamental restrictions which provide that it is contrary to the Account's present policy to:

         "Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes, not for speculation."

         "Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts."

     If the Account's shareholders approve the proposed revisions to the Account's investment restrictions, the Account may enter into transactions in futures contracts, options on futures contracts and certain options solely for hedging purposes. The use of such hedging techniques does, however, involve certain risks. For example, a lack of correlation between the value of an instrument underlying an options or futures contract and the assets being hedged, or unexpected adverse price movements, could render the Account's hedging strategy unsuccessful and could result in losses. The Account also may enter into transactions in certain options, such as those on securities, for other than hedging purposes, which involves greater risk. In addition, a liquid secondary market may not exist for any contract purchased or sold, and the Account may be required to maintain a position until exercise or expiration, which could result in losses.

     The  vote  required  to  approve  the  change  in  fundamental   investment
restrictions for the Account is a majority of the outstanding voting securities of the Account (as defined in the 1940 Act).

                 The Board of Directors recommends that you vote
                            to approve the proposal.

                            PROPOSAL 4B - SHORT SALES

                             (Capital Value Account)

     The Account's current investment restriction dealing with short sales is fundamental and states as follows: "The Account will not effect a short sale of a security."

     If approved by its shareholders, the Account's fundamental investment restriction will be deleted and replaced by a fundamental restriction which states that the Account may not "sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short)."

     In a short sale, the Account would sell a borrowed security and have a corresponding obligation to the lender to return the identical security. In an investment technique known as short sale "against the box," which would be permitted by the change in investment restriction, the Account may sell short while owning the same security in the same amount, or having the right to obtain an equivalent security through, for example, its ownership of options or convertible bonds.

     Specifying that the Account may sell securities short "against the box" would permit the Account to engage in short sales that do not involve the leveraging risks associated with other short sales. The Board of Directors believes that permitting the Account to engage in such transactions when the Manager concludes that it is advisable is in the interest of the Account and its shareholders. Whether or not a specific short sale "against the box" would prove to be beneficial would depend upon whether the Manager had accurately anticipated subsequent price movements of the security sold short.

     The vote required to approve the change in investment restriction for the Account is a majority of the outstanding voting securities of the Account (as defined in the 1940 Act).

                 The Board of Directors recommends that you vote
                            to approve the proposal.


                  PROPOSAL 4C - LENDING OF PORTFOLIO SECURITIES

                    (Capital Value and Money Market Accounts)

     The current investment restriction of the Capital Value Account dealing with the lending of portfolio securities is fundamental. The restriction for the Account states that "the Account may make loans through the purchase in private offerings of debentures or other evidences of indebtedness of types customarily purchased by institutional investors."

     The current investment restriction of the Money Market Account dealing with the lending of portfolio securities is also fundamental. The restriction for that Account states that "the Account may not make loans to others except through the purchase of debt obligations in which the Account is authorized to invest and by entering into repurchase agreements."

     If approved by shareholders, each of those fundamental investment restrictions will be deleted and replaced by a fundamental restriction which states that the Account may not "make loans, except that the Account may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned." The Manager expects that the practice of lending securities will generate income for the Accounts.

     Each Account does not intend to lend its portfolio securities if as a result the aggregate of the Account's loans would exceed 30% of its total assets. An Account may loan portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or government securities equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day in a segregated account. While such securities are on loan, the borrower pays the Account any income accruing thereon. An Account may invest any cash collateral, thereby earning additional income and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or governmental securities pledged as collateral to the borrower or placing broker. An Account does not vote securities that have been loaned, but it will call loaned securities in anticipation of an important vote.

     The vote required to approve the change in investment restriction for an Account is a majority of the outstanding voting securities of the Account (as defined in the 1940 Act).

                 The Board of Directors recommends that you vote
                            to approve the proposal.

                          PROPOSAL 4D - DIVERSIFICATION

         (Balanced, Bond, Capital Value, High Yield and MidCap Accounts)


     Under the 1940 Act, a "diversified" fund is permitted to invest, with respect to 75% of its assets, up to 5% of its assets in one issuer, provided that the investment represents less than 10% of the issuer's voting securities. Each of these Accounts has fundamental investment restrictions that apply the 5% per issuer limitation and the 10% voting securities limitation to 100% of the Account's assets. The Capital Value Account also applies the 10% limitation to any class of securities of an issuer. The Board believes that these restrictions should be standardized and conformed to the statutory definition of diversification under the 1940 Act in order to enhance each Account's ability to pursue its investment objective by investing a larger but still limited amount of its assets in a single issuer. If approved by shareholders, the Account's new policy on diversification will permit the Account to invest, with respect to 25% of its assets, more than 5% of its assets in an issuer and in more than 10% of the voting securities of an issuer. To the extent that the Account invests a greater proportion of its assets in a single issuer, it will be subject to a correspondingly greater degree of risk associated with that investment. Each of the Accounts has a non-fundamental policy which provides that it will not invest in companies for the purpose of exercising control or management. The Board has no present intention to change this policy.


     If approved by shareholders, the fundamental investment restrictions of each of these Accounts that address the 5% per issuer limitation and the 10% voting securities limitation will be deleted and replaced by a fundamental investment restriction which states that the Account may not:

         "Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Account's total assets."

     The vote required to approve the change in investment restriction for each Account is a majority of the outstanding voting securities of the Account (as defined in the 1940 Act).

                 The Board of Directors recommends that you vote
                            to approve the proposal.


                                   PROPOSAL 5


                 APPROVAL OF A PROPOSAL TO PERMIT THE MANAGER TO
                SELECT AND CONTRACT WITH SUBADVISERS FOR CERTAIN
                   ACCOUNTS AFTER OBTAINING BOARD APPROVAL BUT
                     WITHOUT OBTAINING SHAREHOLDER APPROVAL

 (Aggressive Growth, Asset Allocation, LargeCap Growth, MicroCap, MidCap Growth,
           MidCap Value, SmallCap Growth and SmallCap Value Accounts)

     As a result of an application for exemptive relief previously filed by them, the Fund and the Manager on January 19, 1999, received an order from the Securities and Exchange Commission ("SEC") granting relief from the requirement of Section 15 of the 1940 Act that any subadviser to an Account that is party to a contract with the Manager may serve only pursuant to a written contract approved by the shareholders of such Account. Under the order, a subadviser to an Account may serve as subadviser to such Account pursuant to a written contract with the Manager that has not been approved by shareholders of such Account. The relief granted by the order also would apply where a subadviser to an Account is serving pursuant to a contract that is terminated as a result of an assignment of the contract due to a change of control of the subadviser. In such case, the subadviser could continue to act as subadviser to such Account under a new agreement that had not been approved by shareholders of the Account. The Board, including the directors who are not interested persons of the Fund, will continue to approve new contracts between the Manager and a subadviser as well as changes to existing contracts. The requested relief will not apply to the Management Agreement between the Manager and the Fund, and changes to that agreement will continue to require approval of shareholders.

     One of the conditions to the relief granted by the SEC is that this change be approved by shareholders of each Account prior to becoming effective for such Account. Although the Board has not at this time determined to have any Account managed in the manner contemplated by the SEC order, it believes that shareholder approval should be obtained for certain Accounts so that managing the Accounts in reliance on the order can be implemented thereafter by Board action without the delay associated with then having to obtain shareholder approval.

     The Accounts for which the Board is seeking shareholder approval are the Accounts that currently utilize the services of subadvisers that are not affiliated with the Manager, namely, the Aggressive Growth, Asset Allocation, LargeCap Growth, MicroCap, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts. Certain of these Accounts received approval to operate in reliance on the order from the initial shareholder of the Accounts before shares of those Accounts became available to fund variable contracts issued to the public. However, the Board has determined that notwithstanding such approval it will not have the Accounts managed in reliance on the order absent shareholder approval at the scheduled meeting of shareholders or at a later time.

     If shareholder approval is obtained for an Account proposal and the Board subsequently determines to manage that Account in reliance on the order, the Fund and the Manager will be required to follow conditions imposed by the SEC in connection with the relief, which are described below. These conditions include the requirements that any Account managed in reliance on the order be held out to the public as employing the management strategy described in the application and that the prospectus for the Account prominently disclose that the Manager has ultimate responsiblitity for the investment performance of such Account due to its responsibility to oversee the subadvisers and recommend their hiring, termination and replacement. Therefore, upon a determination by the Board to commence management of any Account in reliance on the order, the Fund's prospectus will be revised to reflect such reliance and disclose the Manager's ultimate responsibility for the investment performance of the Account.

     The conditions imposed by the SEC include the following requirements:

     (1) The Manager will not enter into a subadvisory agreement with any affiliated subadviser without that agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Account (and by the contract owners with assets allocated to any registered separate account for which the Account serves as a funding medium ("Interested Contract Owners")).

     (2) At all times, a majority of the Board of Directors of the Fund will continue to be persons each of whom is not an "interested person" of the Fund as defined in Section 2(a)(19) of the Act ("Independent
         Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then existing Independent Directors.

     (3) When a subadviser change is proposed for an Account with an affiliated subadviser, the Fund's directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Fund's board minutes, that the change is in the best interests of the Account and its shareholders (Interested Contract Owners) and does not involve a conflict of interest from which the Manager or the affiliated subadviser derives an inappropriate advantage.

     (4) Before the Fund may rely on the requested order as to any Account, the operation of that Account in the manner described in the application will be approved by a majority of its outstanding voting securities (as defined in the 1940 Act) (and pursuant to voting instructions provided by Interested Contract Owners). Before an Account that did not have an effective registration statement when the SEC issued its order may rely on the order, the operation of the Account in the manner described in the application must be approved by its initial shareholder before shares of such Account are made available to the public.

     (5) The Manager will provide general management services to the Accounts and their portfolios, including overall supervisory responsibility for the general management and investment of each Account's securities portfolio, and subject to review and approval by the Fund's Board, will
         (i) set the portfolio's overall investment strategies; (ii) recommend and select subadvisers; (iii) when appropriate, allocate and reallocate the portfolio's assets among multiple subadvisers, (iv) monitor and evaluate the performance of subadvisers; and (v) implement procedures reasonably designed to ensure that the subadvisers comply with the portfolio's investment objectives, policies, and restrictions.

     (6) Within 90 days of the hiring of any new subadvisers, shareholders will be furnished with all information about the subadvisers that would be included in a proxy statement. The Manager will meet this condition by providing to shareholders an information statement meeting the requirements of Regulation 14C and Schedule 14C under the Securities Exchange Act of 1934. The information statement will also meet the requirements of Item 22 of Schedule 14A. The Fund will insure that the information statement is furnished to Interested Contract Owners.

     (7) The Fund will disclose in its prospectus the existence, substance, and effect of the order. In addition, the Fund will hold itself out to the public as employing the "Manager of Managers Strategy" described in the application. The prospectus relating to the Fund will prominently disclose that the Manager has ultimate responsibility for the investment performance of each portfolio employing subadvisers due to its responsibility to oversee the subadvisers and recommend their hiring, termination and replacement.

     (8) No director or officer of the Fund or director or officer of the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by that director or officer) any interest in a subadviser except for (i) ownership of interests in the Manager or any entity that controls, is controlled by, or is under common control with the Manager; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or an entity that controls, is controlled by or is under common control with a subadviser.

     If shareholders of an Account approve this proposal, and the Board subsequently determines to manage that Account in reliance on the order, the Manager will have the ability, subject to the approval of the Board, to hire and terminate subadvisers to the Account and to change materially the terms of the subadvisory contracts, including the compensation paid to the subadvisers, without the approval of the shareholders of the Account. Such changes in subadvisory arrangements would not increase the fees paid by an Account for investment advisory services since subadvisory fees are paid by the Manager out of its advisory fee and are not additional charges to an Account.

     While the Manager expects its relationship with the subadvisers to the Accounts, including those Accounts for which the Board determines to implement the investment strategy contemplated by the SEC order, to be long-term and stable over time, approval of this proposal will permit the Board to implement that strategy without the delay of a shareholder meeting and thereafter permit the Manager to act quickly in situations where the Manager and the Board believe that a change in subadvisers or to a subadvisory agreement, including any fee paid to a subadviser, is warranted.

     The vote required to approve this proposal for any Account is a majority of the outstanding voting securities of the Account (as defined in the 1940 Act).

                 The Board of Directors recommends that you vote
                            to approve the proposal.

     The table below shows outstanding shares, by Account, of the Fund as of Record Date.

               Account                      Number of Shares Outstanding


     Aggressive Growth                             9,998,780.303
     Asset Allocation                              4,097,121.851
     Balanced                                     29,155,580.704
     Blue Chip                                        23,269.857
     Bond                                         16,851,139.459
     Capital Value                                42,513,300.476
     Government Securities                        20,162,973.152
     Growth                                       34,435,568.695
     High Yield                                       98,175.627
     International                                20,219,747.004
     International SmallCap                          831,824.362
     LargeCap Growth                                  10,854.225
     MicroCap                                        254,346.640
     MidCap                                       26,302,844.308
     MidCap Growth                                   660,763.644
     MidCap Value                                      9,134.209
     Money Market                                 18,030,652.516
     Real Estate                                     270,175.348
     SmallCap                                      1,022,688.967
     SmallCap Growth                                 720,609.791
     SmallCap Value                                  522,129.022
     Stock Index 500                               1,629,333.937
     Utilities                                     1,382,193.755

     All of the outstanding shares of the Fund are owned by Principal Life.

OTHER BUSINESS


     We do not know of any other matter that may properly be brought before the meeting. However, any other business that does come before the meeting will be voted upon by the persons named in the proxy ballot according to their best judgment.

                                   APPENDIX A

                 ADDITIONAL INFORMATION REGARDING THE MANAGEMENT
                            AGREEMENT AND THE MANAGER

                                 (All Accounts)

     Services provided by the Manager. The Management Agreement applies to all Accounts. Under the agreement, the Manager is to provide certain services. These services include providing portfolio management; clerical, recordkeeping and bookkeeping services; and keeping the financial and accounting records required by the Accounts. The Manager has entered into sub-advisory agreements with Invista Capital Management, LLC ("Invista"), which is a wholly-owned subsidiary of Principal Life; Morgan Stanley Dean Witter Investment Management, Inc.; Janus Capital Corporation; Goldman Sachs Asset Management; The Dreyfus Corporation; Neuberger Berman Management, Inc.; Berger Associates, Inc.; and J.P. Morgan Investment Management (the "subadvisers"). Under these sub-advisory agreements, the subadvisers provide portfolio management functions for certain of the Accounts. The Manager or the subadvisers provide the Board of Directors a recommended investment program for each Account. Each program must be consistent with the Account's investment objectives and policies. Within the scope of the approved investment program, the Manager or the subadvisers advise each Account on its investment policies and determine which securities are bought and sold, and in what amounts. The Manager is paid a fee by each Account for its services and it compensates the subadvisers for their sub-advisory services. The Manager has also agreed to furnish certain additional services, including transfer agency services to the Accounts, for which it is separately compensated.

     Account Expenses. The Manager is responsible for expenses, administrative duties and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the Securities and Exchange Commission and state regulatory agencies; office space, facilities and costs of keeping the books of the Fund; compensation of personnel and officers and any directors who are also affiliated with the Manager; fees for auditors and legal counsel; preparing and printing Fund prospectuses; administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders, and redemption. However, some or all of these expenses may be assumed by Principal Life Insurance Company and some or all of the administrative duties and services may be delegated by the Manager to Principal Life Insurance Company or affiliate thereof.

     Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, and any other local, state or federal taxes, fees and expenses of all directors of the Fund who are not persons affiliated with the Manager, interest, fees for Custodian of the Account, and the cost of meetings of shareholders.

     Management fees. The following tables show the management fees that each Account of the Fund pays to the Manager under the terms of the Management Agreement. The fees are computed and accrued daily and paid monthly at the annual rates shown in the table. The rates shown are current rates; they do not reflect the proposed increases described in this Proxy Statement.

                                            Net Asset Value of Account

                                                   (in millions)

                                      First    Next     Next    Next
               Account                $250     $250     $250    $250  Thereafter

Blue Chip                             .60%     .55%     .50%    .45%     .40%
LargeCap Growth                      1.10     1.05     1.00     .95      .90
MidCap Value                         1.05     1.00      .95     .90      .85

                                                    Overall Fee

                                               Stock Index 500 .35%


                                            Net Asset Value of Account

                                                   (in millions)

                                      First    Next     Next    Next     Over
             Account                  $100     $100     $100    $100     $400

Aggressive Growth and Asset Allocation .80%     .75%     .70%     .65%    .60%
Balanced, High Yield and Utilities     .60      .55      .50      .45     .40
International                          .75      .70      .65      .60     .55
International SmallCap                1.20     1.15     1.10     1.05    1.00
MicroCap and SmallCap Growth          1.00      .95      .90      .85     .80
MidCap                                 .65      .60      .55      .50     .45
MidCap Growth and Real Estate          .90      .85      .80      .75     .70
SmallCap                               .85      .80      .75      .70     .65
SmallCap Value                        1.10     1.05     1.00      .95     .90
All Other                              .50      .45      .40      .35     .30



     The following table shows the net assets of each Account as of December 31, 1998 and, for the fiscal year ended December 31, 1998, the effective rate and amount of the management fee which each Account paid to the Manager and the amount which the Account reimbursed the Manager for certain costs:

                                 Management Fee


       Account                Net Assets           Rate          Amount

Aggressive Growth            $224,058,066          .77%        $1,436,590
Asset Allocation               84,089,285          .80            650,963
Balanced                      198,603,294          .57            958,526
Bond                          121,972,775          .49            488,898
Capital Value                 385,723,793          .43          1,480,275
Government Securities         141,317,226          .49            576,926
Growth                        259,827,613          .47            989,512
High Yield                     14,042,632          .60             87,806
International                 153,587,915          .73          1,045,627
International SmallCap*        13,075,152         1.20             94,388
MicroCap*                       5,383,599         1.00             36,591
MidCap                        259,470,208          .61          1,504,567
MidCap Growth*                  8,533,511          .90             36,858
Money Market                   83,262,822          .50            306,233
Real Estate*                   10,908,756          .90             64,493
SmallCap*                      12,094,305          .85             60,975
SmallCap Growth*                8,462,628         1.00             42,319
SmallCap Value*                 6,895,386         1.10             42,234
Utilities*                     18,298,074          .60             56,185

*These Accounts commenced operations in April 1998.

     The Blue Chip, LargeCap Growth, MidCap Value and Stock Index 500 Accounts commenced operations in April 1999.

     For the year ended December 31, 1999, the Manager intends to waive a portion of its fee and, if necessary, pay expenses of the Account to maintain the total operating expenses at a level that will not exceed the indicated percent for MicroCap Account (1.06%), MidCap Growth Account (.96%), SmallCap Growth Account (1.06%), SmallCap Value Account (1.16%), LargeCap Growth Account (1.20%), MidCap Value Account (1.20%) and Stock Index 500 Account (.40%). The Manager did not waive any portion of its fee from these Accounts during the year ended December 31, 1998.

     Approvals. The Management Agreement continues in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, provided that in either case such continuation shall be approved by vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Manager, Principal Life or the Fund, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated at any time on 60 days written notice by the Board of Directors of the Fund, by a vote of a majority of outstanding voting securities of the Fund or by the Manager. The agreement will automatically terminate if it is assigned.

     The Management Agreement is dated July 1, 1997. It was last approved by the Board of Directors on September 14, 1998. The following table provides information with respect to the approval of the Management Agreement by the shareholders of each Account:

                                    Date Last
                                Submitted to Vote      Purpose of Such
               Account           of Shareholders         Submission

         Aggressive Growth           9/16/97            Modification
         Asset Allocation            9/16/97            Modification
         Balanced                    9/16/97            Modification
         Blue Chip                   4/27/99          Initial Approval
         Bond                        9/16/97            Modification
         Capital Value               9/16/97            Modification
         Government Securities       9/16/97            Modification
         Growth                      9/16/97            Modification
         High Yield                  9/16/97            Modification
         International               9/16/97            Modification
         International SmallCap      4/27/98          Initial Approval
         LargeCap Growth             4/27/99          Initial Approval
         MicroCap                    4/27/98          Initial Approval
         MidCap                      9/16/97            Modification
         MidCap Growth               4/27/98          Initial Approval
         MidCap Value                4/27/99          Initial Approval
         Money Market                9/16/97            Modification
         Real Estate                 4/27/98          Initial Approval
         SmallCap                    4/27/98          Initial Approval
         SmallCap Growth             4/27/98          Initial Approval
         SmallCap Value              4/27/98          Initial Approval
         Stock Index 500             4/27/99          Initial Approval
         Utilities                   4/27/98          Initial Approval

     The Manager. The following table shows the name and principal occupation of the principal executive officer and each director of the Manager and of each other person who is an officer or employee of the Manager and also an officer or director of the Fund. The address for each of the persons named is the Principal Financial Group, Des Moines, Iowa 50392-0200.

                                                     Position with the Manager
        Name             Position with the Fund      and Principal Occupation



John E. Aschenbrenner    Director                    Director; Senior Vice
                                                     President, Principal Life

David J. Drury                                       Director; Chairman and CEO,
                                                     Principal Life

Ralph C. Eucher          Director and President     Director and President; Vice
                                                     President, Principal Life

Dennis P. Francis                                    Director; Senior Vice
                                                     President, Principal Life

Thomas J. Graf                                       Director; Senior Vice
                                                     President, Principal Life

J. Barry Griswell        Director and Chairman      Director and Chairman of the
                         of the Board               Board; President,
                                                    Principal Life

Ellen Z. Lamale                                      Director; Senior Vice
                                                     President, Principal Life

Julia M. Lawler                                      Director; Vice President,
                                                     Principal Life

Gregg R. Narber                                      Director; Senior Vice
                                                     President and General
                                                     Counsel, Principal Life

Richard L. Prey                                      Director; Senior Vice
                                                     President, Principal Life

Craig L. Bassett         Treasurer                   Treasurer; Second Vice
                                                     President and Treasurer,
                                                     Principal Life

Michael J. Beer          Financial Officer           Executive Vice President

Arthur S. Filean         Vice President and          Vice President
                         Secretary

Ernest H. Gillum         Assistant Secretary         Vice President - Compliance
and Product Development

Michael D. Roughton      Counsel                     Counsel; Vice President and
                                                     Senior Securities Counsel,
                                                     Principal Life

     The Manager serves as the investment adviser for the following funds and portfolio which have investment objectives similar to the investment objectives of the Capital Value, Growth and International Accounts. The following table shows the name of each Fund or portfolio, net assets and the annual effective management fee for the most recent fiscal year as a percentage of average net assets:

                                                             Annual Effective
                                                              Management Fee
                                  Net Assets as of          as a Percentage of
         Fund Name                October 31, 1998          Average Net Assets

                                   (in thousands)
Principal Capital Value Fund, Inc.     $647,492                   0.38%
Principal Growth Fund, Inc.             491,320                   0.41
Principal International Fund, Inc.      362,172                   0.68

                                                             Annual Effective
                                                              Management Fee
                                  Net Assets as of          as a Percentage of
       Portfolio Name             December 31, 1998         Average Net Assets

                                   (in thousands)
Principal Special Markets Fund, Inc.
     International Securities Portfolio $47,912                   0.90%

     Affiliated brokers. During the fiscal year ended December 31, 1998, each of Goldman Sachs & Co., J.P. Morgan Securities and Morgan Stanley and Co. may be deemed to have been an affiliated broker of the Fund because it or an affiliate served as sub-adviser to one or more of the Accounts. The following table provides information regarding brokerage commissions for portfolio transactions paid by the Fund to each of those brokers for the fiscal year ended December 31, 1998:

                     Commissions Paid to Goldman Sachs & Co.


                                      Total Dollar      As Percent of Total
             Account                     Amount              Commissions


   Aggressive Growth                      $30,744               5.07%
   Asset Allocation                        11,868               5.54
   Balanced                                 3,630               4.51
   Growth                                   4,620               4.55
   International                           25,436               8.39
   International SmallCap                   1,424               2.73
   MicroCap                                 2,737              12.77
   MidCap                                     640               0.47
   MidCap Growth                            3,853              31.47
   SmallCap                                   300               0.90
   SmallCap Growth                            325               3.65

                   Commissions Paid to J.P. Morgan Securities


                                      Total Dollar       As Percent of Total
             Account                     Amount              Commissions


   Aggressive Growth                     $ 34,133               5.63%
   Asset Allocation                        10,678               4.98
   Balanced                                 1,330               1.65
   Capital Value                            4,375               1.84
   Growth                                   3,496               3.44
   International                            1,261               0.42
   MicroCap                                   827               3.86
   MidCap                                   1,040               0.76
   MidCap Growth                               78               0.64
   Real Estate                              2,355               9.70
   SmallCap                                   120               0.36

                   Commissions Paid to Morgan Stanley and Co.


                                      Total Dollar      As Percent of Total
             Account                     Amount              Commissions


   Asset Allocation                         $ 751               0.35%
   Balanced                                 3,155               3.92
   Capital Value                            4,620               1.94
   Growth                                   6,598               6.49
   International                           25,872               8.53
   International SmallCap                   5,697              10.91
   MicroCap                                    30               0.14
   MidCap                                   2,248               1.64
   MidCap Growth                              210               1.72
   Real Estate                              4,600              18.94
   SmallCap                                   220               0.66
   SmallCap Value                             158               1.90

                   Principal Variable Contracts Fund, Inc
                           Des Moines, Iowa 50392-0200


          VOTING INSTRUCTION FORM FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

The Board of Directors is soliciting instructions for voting shares of the Principal Variable Contracts Fund, Inc. held by Principal Life Insurance Company at the Special Meeting of the Fund to be held on November 2, 1999 at 10:00 a.m. C.S.T., and at any adjournments thereof, on the issues listed on the reverse side of this form. In the discretion of Principal Life Insurance Company, votes will also be authorized for such other matters as may properly come before the meeting.

Check the appropriate boxes on the reverse side of this form, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 20, 1999. If you complete, sign and return the form, Principal Life Insurance Company will vote as you have instructed. If you simply sign and return the form, it will be voted FOR electing the Directors and FOR the other proposals. If your instructions are not received, votes will be cast in proportion to the instructions received from all contracts with a voting interest in this Account.

  NOTE: Please sign exactly as your name appears on this form. Please mark, sign, date and mail your form in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.


__________________________________      ______________________________________
Signature                               Signature (if held jointly)

__________________________ , 1999
Date

The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors. (all Accounts)
                                                                                For         Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              W. C. Kimball


To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                                For         Against           Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors of the Fund. ___         ____              ____
     (all Accounts)

                                                                                For         Against           Abstain
3. Approve modification of Management Agreement to:

     3A. Clarify changes to delegation provision. (all Accounts)                ___         ____              ____

     3B. Modify management fee schedule. (Capital Value, Growth,
         and International Accounts only)                                       ___         ____              ____

                                                                                For         Against           Abstain
4.   Amend  fundamental  investment  restriction with regard to:

     4A.  Options and Financial Futures (Capital Value Account only)            ___         ____              ____

     4B.  Short Sales (Capital Value Account only)                              ___         ____              ____

     4C.  Lending  of  Portfolio  Securities  (Capital  Value and  Money
          Market Accounts only)                                                 ___         ____              ____

     4D. Diversification (Balanced, Bond, Capital Value, High Yield
         and MidCap Accounts only)                                              ___         ____              ____

5.   Approval of a proposal to permit the Manager to select and contract with sub-advisors (Aggressive Growth, Asset Allocation,  LargeCap Growth,
     MicroCap, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value
     Accounts only)                                                             ___         ____              ____